Income Statement - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income Statement
Revenues	$ 25,188	$ 12,672
Cost of revenues	11,246	7,039
Gross profit	13,942	5,633
Operating expenses
Research and development	4,797	3,369
Sales and marketing	11,733	7,748
General and administrative	4,401	4,482
Total operating expenses	(20,931)	(15,599)
Operating loss	(6,989)	(9,966)
Finance income	0	26
Finance expenses	5,916	2,624
Net loss before tax	(12,905)	(12,564)
Taxes on income	8	0
Net loss and comprehensive loss	$ (12,913)	$ (12,564)
Basic and Diluted loss per share	$ (0.8)	$ (0.93)	[1]
Weighted Average Number of Shares Outstanding	16,193,787	13,533,160	[1]

[1]	After giving effect to the share consolidation indicated in (Note 12b)